Important Notice Regarding Change in Name and Investment Policy

EATON VANCE DIVERSIFIED CURRENCY INCOME FUND
Supplement to Prospectus dated March 1, 2019 and Summary Prospectus dated March 1, 2019

Effective October 14, 2019, Eaton Vance Diversified Currency Income Fund (the “Fund”) will change its name to Eaton Vance Global Bond Fund, will change its 80% policy and will adopt the other changes noted below, including changes to its principal investment strategies.

1.	The following replaces “Principal Investment Strategies” in “Fund Summaries – Eaton Vance Diversified Currency Income Fund”:

The Fund seeks its investment objective by investing in securities, derivatives and other instruments to establish investment exposures in both developed and emerging markets. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds (the “80% Policy”). Bonds include fixed- and floating-rate debt instruments issued by U.S. and foreign companies, sovereign debt instruments, U.S. and foreign government debt instruments, commercial paper, securitized debt instruments (including commercial mortgage-backed securities, mortgage dollar rolls and collateralized mortgage obligations) and other asset-backed debt instruments (including collateralized debt obligations and stripped securities), zero-coupon securities, when-issued securities, repurchase agreements, obligations of supranational entities, municipal securities, structured notes, private placements, loans (including senior, subordinated, secured, and unsecured loans), convertible securities and other hybrid securities (including warrants) as well as derivatives that provide exposure to such investments. Total return is defined as income plus capital appreciation. The Fund normally invests at least 40% of its net assets in foreign investments. Foreign investments are those primarily traded outside the U.S. or issued by an issuer that is domiciled, or derives a significant portion of its revenue, outside the U.S.

The Fund’s investments may be significant in a geographic region. The Fund frequently has significant exposure to emerging markets investments. Emerging market countries include so-called frontier market countries, which generally are considered by the portfolio managers to be less developed countries that (i) are not included in the JPMorgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified (the “Index”); or (ii) represent 2% or less of the Index. The Fund normally invests at least 65% of its net assets in instruments rated investment grade (being those rated BBB or above by either S&P Global Ratings or Fitch Ratings, or Baa or higher by Moody’s Investors Service, Inc.) or in unrated instruments considered to be of comparable quality by the investment adviser. The Fund also may invest in instruments rated below investment grade (rated below BBB or Baa) or in unrated instruments considered to be of comparable quality by the investment adviser (often referred to as “junk” investments). The Fund may invest in investments of any duration. The Fund may invest up to 5% of net assets in equity securities.

The Fund invests in a wide variety of derivative instruments. The Fund expects to achieve certain exposures by purchasing and selling derivative instruments, including (but not limited to) forward foreign currency exchange contracts; futures on securities, indices, currencies, swaps and other investments; options; and interest rate swaps, cross-currency swaps, total return swaps and credit default swaps, which may create economic leverage in the Fund. The Fund may engage in derivative transactions to seek to enhance total return; to hedge against fluctuations in securities prices, interest rates or currency exchange rates; to change the effective duration of its portfolio; to manage certain investment risks; and/or as a substitute for the purchase or sale of securities or currencies. The Fund’s use of derivatives may be extensive and there is no stated limit on their use.

In managing the Fund, the investment adviser adjusts investments in an effort to take advantage of differences in countries, currencies, interest rates and credits based on its global macroeconomic and political analysis. The investment adviser seeks to identify countries and currencies it believes have potential to outperform investments in other countries and currencies, and to anticipate changes in global economies, markets, political conditions and other factors for this purpose. The investment adviser considers the relative risk/return characteristics of prospective investments (whether securities, currencies, derivatives, or other instruments) in determining the most efficient means for achieving desired exposures.

The Fund invests its assets in the Portfolio, a separate registered investment company with the same investment objective and policies as the Fund, but also intends to invest directly in securities and other instruments.

1

2.	The following replaces “Portfolio Managers.” under “Fund Summaries – Eaton Vance Diversified Currency Income Fund”:

Michael A. Cirami, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since January 2008.

Kyle Lee, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since October 2019.

Eric A. Stein, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since October 2019.

3.	The following replaces the seventh paragraph under “Management and Organization”:

For the fiscal year ended October 31, 2018, the effective annualized rate of investment advisory fee paid to BMR by International Income Portfolio was 0.625% of its average daily net assets. The portfolio managers of the Fund and International Income Portfolio are Michael A. Cirami (since January 2008), Kyle Lee and Eric A. Stein (both since October 2019). Messrs. Cirami and Stein co-manage other Eaton Vance funds and portfolios. Messrs. Cirami, Lee and Stein are Vice Presidents of EVM and BMR and have been employees of Eaton Vance for more than five years.

August 13, 2019                                                          32994  8.13.19

2